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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2007


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                          (STATE OF INCORPORATION)
      001-13255                                           43-1781797
      ---------                                           ----------
      (COMMISSION                                         (IRS EMPLOYER
      FILE NUMBER)                                        IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
---------------------------------------------------------------    ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 23, 2007, the U.S. Bankruptcy Court for the Southern District of New York approved Amendment #5 to Financing Agreement and Waiver (the "Amendment") by and among Solutia Inc. ("Solutia") and Solutia Business Enterprises, Inc., as debtors and debtors-in-possession (the "Borrowers"), each subsidiary of Solutia listed as a Guarantor on the signature pages to the Amendment (the "Guarantors" and, together with the Borrowers, the "Loan Parties"), the lenders and issuers party to the Amendment, as set forth on the signature pages thereto, Citicorp USA, Inc. and Wells Fargo Foothill, LLC. The Amendment amends that certain Financing Agreement, dated as of January 16, 2004, as amended by that certain Amendment No. 1 to Financing Agreement and Waiver, dated as of March 1, 2004, that certain Amendment No. 2 to Financing Agreement and Waiver, dated as of July 20, 2004, that certain Amendment No.3 to Financing Agreement and Waiver dated as of June 1, 2005 and that certain Amendment No. 4 to Financing Agreement and Waiver dated as of March 17, 2006 (as so amended, the "Financing Agreement"). The Amendment closed on January 25, 2007. Terms used but not otherwise defined herein shall have the meaning given to them in the Financing Agreement and the Amendment.

         The Amendment makes a number of changes to the Financing Agreement, including, but not limited to, the following: (i) increasing the Facility from $825 million to $1.225 billion through allowing the Borrowers to borrow an additional $325 million in Tranche B Term Loans (as defined in the Financing Agreement); (ii) increasing the Revolving Credit Commitment by $75 million; (iii) extending the term of the Financing Agreement from March 31, 2007 to March 31, 2008; (iv) decreasing the interest rate on the Tranche B Term Loans from LIBOR plus 350 basis points to LIBOR plus 300 basis points;
(v) increasing certain thresholds that allow the Loan Parties to retain more of the proceeds from certain dispositions and other extraordinary receipts;
(vi) allowing the acquisition of Flexsys with up to $150 million of the increased financing; (vii) amending certain financial and other covenants; and (viii) other miscellaneous modifications. The Amendment also contains a number of other changes and modifications required to make the remaining terms of the Financing Agreement consistent with the amendments set forth above.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1.

         A press release announcing the closing of the Amendment was issued on January 25, 2007. A copy of the press release is attached hereto as
Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (d)          Exhibits:

Exhibit Number      Description
--------------      -----------

       10.1 Amendment No. 5 to the Financing Agreement and Waiver dated as of January 25, 2007 amending the Debtor-in-Possession Financing Agreement dated January 16, 2004 (as amended) between Solutia Inc., Solutia Business Enterprises, Inc. and the other parties thereto.

       99.1 January 25, 2007 Press Release Announcing Closing of Amendment No. 5 to Financing Agreement and Waiver.


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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                            SOLUTIA INC.
                                            --------------------------------
                                            (Registrant)

                                            /s/ Rosemary L. Klein
                                            ---------------------
                                            Senior Vice President, General
                                            Counsel and Secretary


DATE: JANUARY 31, 2007